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                                                                    EXHIBIT 10.1

                                AMENDMENT NO. 14

                                       TO

                        THE A319/A320 PURCHASE AGREEMENT
                         DATED AS OF SEPTEMBER 12, 1997

                                     BETWEEN

                                 AVSA, S.A.R.L.

                                       AND

                           AMERICA WEST AIRLINES, INC.

This Amendment No. 14 (hereinafter referred to as the "AAmendment") entered into as of August 24, 2006 by and between, AIRBUS S.A.S. a societe par actions simplifiee (formerly AVSA, S.A.R.L. a societe a responsabilite limitee), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "USeller") and AMERICA WEST AIRLINES, INC. (the "Buyer") a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 4000 East Sky Harbor Boulevard, Phoenix, Arizona 85034, U.S.A.

                                   WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an A319/A320 Purchase Agreement, dated as of September 12, 1997 (which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments, including Amendment No. 1 executed on April 27, 1998, Amendment No. 2 executed on December 9, 1998 together with Letter Agreement No. 1 to Amendment No. 2 executed on May 24, 1999, Amendment No. 3 together with all Letter Agreements thereto executed on October 14, 1999 and together with Letter Agreement to Amendment No. 3 executed on May 10, 2001, Amendment No. 4 executed on July 1, 2000 together with Letter Agreement to Amendment No. 4 executed on July 28, 2000, Amendment No. 5 executed on October 12, 2000 together with Letter Agreement to Amendment No. 5 executed on October 26, 2000, Amendment No. 6 executed on October 28, 2002, Amendment No. 7 together with all Letter Agreements thereto executed on July 30, 2004, Amendment No. 8 executed on October 1, 2004, Amendment No. 9 executed on September 27, 2005, Amendment No. 10 executed on September 27, 2005, Amendment No. 11 executed on October 11, 2005, Amendment No. 12 executed on February 9, 2006 and Amendment No. 13 executed on April 28, 2006 (the "Agreement"), which Agreement relates to, inter alia, the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A318-100, A319-100 and A320-200 model aircraft.

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WHEREAS, the Buyer agrees to place a firm order with the Seller for seventeen
(17) Airbus A319 Aircraft (the "Amendment 14 A319 Aircraft") and two (2) Airbus A320 Aircraft (the "Amendment 14 A320 Aircraft") (collectively, the "Amendment 14 Aircraft") concurrent with USA's cancellation of an equal number of firmly ordered A320 family aircraft under the Seller's purchase agreement with USA.

WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

NOW, THEREFORE IT IS AGREED AS FOLLOWS:

1-   DEFINITIONS

     (a) The following terms are used in this Amendment as defined below and such definitions are added to the Agreement:

     Amendment 14 A319 Aircraft - any or all of the Airbus A319-100 model aircraft to be sold by the Seller to the Buyer pursuant to Amendment 14 (but not including any A319 Aircraft or Amendment 7 A319 Aircraft on firm order prior to the date thereof), together with all components, equipment, parts and accessories installed in or on such aircraft and the Amendment 14 A319 Propulsion System installed thereon, as described in Paragraph 2 of Amendment 14.

     Amendment 14 A319 Airframe - any Amendment 14 A319 Aircraft, excluding Amendment 14 A319 Propulsion System therefor, but including nacelles and thrust reversers, as described in Paragraph 2 of Amendment 14.

     Amendment 14 A319 Propulsion System - the two (2) ** powerplants to be installed on an Amendment 14 A319 Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA iSpecification 2200 (Revision 2000.1), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), that have been sold to the Manufacturer by **, but specifically not including a nacelle and thrust reverser for each such powerplant.

     Amendment 14 A320 Aircraft - any or all of the Airbus A320-200 model aircraft to be sold by the Seller to the Buyer pursuant to Amendment 14 (but not including any A320 Aircraft or Amendment 7 A320 Aircraft on firm order prior to the date thereof), together with all components, equipment, parts and accessories installed in or on such aircraft and the Amendment 14 A320 Propulsion System installed thereon, as described in Paragraph 3 of Amendment 14.

     Amendment 14 A320 Airframe - any Amendment 14 A320 Aircraft, excluding Amendment 14 A320 Propulsion System therefor, but including nacelles and thrust reversers, as described in Paragraph 3 of Amendment 14.

     Amendment 14 A320 Propulsion System - the two (2) ** powerplants to be installed on an Amendment 14 A320 Aircraft at delivery, each composed of the powerplant (as

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     such term is defined in Chapters 70-80 of ATA iSpecification 2200 (Revision
     2000.1), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), that have been sold to the Manufacturer by **, but specifically not including a nacelle and thrust reverser for each such powerplant.

     Amendment 14 Aircraft - any Amendment 14 A319 Aircraft, Amendment 14 A320 Aircraft, Converted Amendment 14 A320 Aircraft or Converted Amendment 14 A321 Aircraft.

     Converted Amendment 14 A320 Aircraft - any Amendment 14 A320 Aircraft which has been converted from an Amendment 14 A319 Aircraft pursuant to Paragraph
     11.2 of Amendment 14.

     Converted Amendment 14 A321 Aircraft - any or all of the Airbus A321-200 model aircraft to be sold by the Seller to the Buyer pursuant to the Amendment 14 (but not including any A321 Additional Aircraft as defined in Amendment 3 or Amendment 7 A321 Aircraft prior to the date of the Amendment), together with all components, equipment, parts and accessories installed in or on such aircraft and the Converted Amendment 14 A321 Propulsion System installed thereon, as described in Paragraph 4 of this Amendment.

     Converted Amendment 14 A321 Propulsion System - the two (2) ** powerplants to be installed on an Converted Amendment 14 A321 Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA iSpecification 2200 (Revision 2000.1), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), that have been sold to the Manufacturer by **, but specifically not including a nacelle and thrust reverser for each such powerplant.

     Converted Amendment 14 Aircraft - any Converted Amendment 14 A320 Aircraft or Converted Amendment 14 A321 Aircraft.

     Converted Rescheduled A320 Aircraft - any Rescheduled A319 Aircraft which has been converted to an A320 Aircraft pursuant to Paragraph 11.1 of Amendment 14. For the avoidance of doubt, any such Converted Rescheduled A320 Aircraft will be equipped with Amendment 7 A320 Propulsion System.

     Converted Rescheduled A321 Aircraft - any Rescheduled A319 Aircraft or Rescheduled A320 Aircraft which has been converted to an A321 Aircraft pursuant to Paragraph 11.1 of Amendment 14. For the avoidance of doubt, any such Converted Rescheduled A321 Aircraft will be equipped with Amendment 7 A321 Propulsion System as defined in Amendment No. 7.

     Converted Rescheduled Aircraft - any Converted Rescheduled A320 Aircraft or Converted Rescheduled A321 Aircraft.

     Rescheduled A319 Aircraft - any Amendment 7 A319 Aircraft (as defined in Amendment No. 7) which has been rescheduled pursuant to Amendment No. 9. For

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     the avoidance of doubt, any such Rescheduled A319 Aircraft will be equipped with Amendment 7 A319 Propulsion System as defined in Amendment No. 7 to the Agreement.

     Rescheduled A320 Aircraft - any Amendment 7 A320 Aircraft (as defined in Amendment No. 7) which has been rescheduled pursuant to Amendment No. 9. For the avoidance of doubt, any such Rescheduled A320 Aircraft will be equipped with Amendment 7 A320 Propulsion System as defined in Amendment No. 7.

     Simulator No. 3 - means that certain A320 Simulator identified as serial number 2NQ2-252, which has the "ready for training date" of July 1, 1999 and FAA identification number 631 provided to U.S. Airways, Inc pursuant to the USA Agreement.

     (b) Section 1.1 of the Agreement is further amended by inserting, at the end thereof, the following:

     "Except as otherwise expressly provided, references in this Agreement to an Exhibit, Schedule, Amendment, Article, Section, subsection or clause refer to the appropriate Exhibit, Schedule or Amendment to, or Article, Section, subsection or clause in this Agreement."

2-   AMENDMENT 14 A319 AIRCRAFT

2.1 The Amendment 14 A319 Aircraft will be deemed an Aircraft or an A319 Aircraft (as the context requires) but only for the purpose of the following provisions, exhibits and letter agreements described in Paragraph 2.1A, B and C below. The Amendment 14 A319 Propulsion System will be as defined in this Amendment.

     A.   Main Agreement Provisions Applicable to the Amendment 14 A319 Aircraft

          (i)  Clause 1, as amended by Amendment 3 and Amendment 7.

          (ii) Subclauses 2.1 and 2.3

          (iii) Clause 3 (except that Subclause 3.2 is replaced by Paragraph 2 of Amendment 9 and such paragraph will be deemed to apply to the Amendment 14 A319 Aircraft)

          (iv) Subclauses 4.4 and 4.5

          (v)  Clauses 5, 6, 7 and 8

          (vi) Subclauses 9.3, 9.4, 9.5 (except that references to Subclause 9.1 therein shall refer to the applicable Rescheduled A319 Aircraft, Amendment 7 A319 Aircraft and Amendment 14 A319 Aircraft delivery schedule in Paragraph 6.1) and 9.6

          (vii) Clauses 10, 11, 12 and 13

          (viii) Clause 14, except that the first sentence of Subclause 14.5.1 is replaced by the following sentence: "Unless otherwise specifically stated, revision service will be offered ** ."

          (ix) Clause 15, ** .

          (x)  Clauses 16 and 17

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          (xi) Clause 18 (except that reference to Clause 9 shall mean the
               Amendment 14 A319 Aircraft Delivery Schedule set forth in Paragraph 6.1 and that reference to Exhibits B1 and B2 shall mean the SSBFE mutually agreed by the parties, if any.

          (xii) Clauses 19, 20, 21 and 22

     B.   Exhibits to the Agreement Applicable to the Amendment 14 A319 Aircraft

          (i)  Exhibit B-3 of Amendment 7

          (ii) Exhibit C

          (iii) Exhibit F

          (iv) Exhibit G of Amendment 3 to the Agreement (for Amendment 14 A319 Aircraft with Amendment 7 A319 Propulsion System installed only).

          (v)  Exhibit H of Amendment 7

     C. Letter Agreements to the Agreement Applicable to the Amendment 14 A319 Aircraft

          (i) Letter Agreement No. 1, provided however, that the term "first Aircraft" as set forth in Subparagraph 5.2.5 and in Subparagraph
               10.1 of Letter Agreement No. 1 will mean the first Aircraft delivered under the Agreement.

          (ii) Letter Agreement No. 2 to Amendment 7, Paragraph 5 only.

          (iii) Letter Agreement No. 3 to the Agreement, Paragraph 4 only.

          (iv) Letter Agreement No. 3 to Amendment No. 7 to the Agreement, as it applies to Amendment 7 A319 Aircraft.

          (v)  Letter Agreement No. 5, Paragraph 5, excluding Subparagraph
               5.1.2.

          (vi) Letter Agreement No. 6, provided however that the references to Letter Agreements No. 2 and 3 in Paragraphs 5 and 6 of Letter Agreement No. 6 will be deemed to refer to Letter Agreement No. 3 to Amendment 7 respectively and provided further that the words "after taking into account the provisions of Paragraph 5 of Letter Agreement 3 to the Agreement" at the end of Subparagraph
               6.2 will be deleted.

          (vii) Letter Agreement No. 8 or Letter Agreement No. 8A of Amendment 11, as applicable.

          (viii) Letter Agreement No. 10, provided however, that, for the avoidance of doubt, the terms Aircraft or A319 Aircraft as set forth therein will be deemed to include all A319 Aircraft firmly purchased under the Agreement, all A319 Additional Aircraft purchased under Amendment 3, all Amendment 7 A319 Aircraft and all Amendment 14 A319 Aircraft, and (ii) the terms Airframe or A319 Airframe as set forth therein will be deemed to include the Airframe on all A319 Aircraft firmly purchased under the Agreement and on all A319 Additional Aircraft purchased under Amendment No. 3, all Amendment 7 A319 Aircraft and on all Amendment 14 A319 Aircraft.

2.2 The following specific additional provisions will apply to the Amendment 14 A319 Aircraft:

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     A.1  Sale and Purchase

          Intentionally Left Blank

     A.2  Specification

          The Amendment 14 A319 Aircraft will be manufactured in accordance with the Latest Standard Specification, as may be modified from time to time, as set forth in Paragraph 2 of Amendment No. 9.

     A.3  Base Price

     A.3.1 Base Price of the Amendment 14 A319 Aircraft

          The "Base Price" of each Amendment 14 A319 Aircraft is the sum of:

          (i)  ** , and

          (ii) ** .

     A.3.2 Base Price of the Amendment 7 A319 Airframe

     A.3.2.1 The Base Price of the Amendment 7 A319 Airframe, as forth in Paragraph 4.2.A.3.2 of Amendment 7 (excluding the Amendment 14 A319 Propulsion System), is:

          US $ **

          (Dollars - ** ).

     A.3.2.2 The Base Price of the Amendment 7 A319 Airframe is quoted in delivery conditions prevailing in ** . ** .

     A.3.3 Base Price of the Amendment 14 A319 Propulsion System

          The Base Price of the Amendment 14 A319 Propulsion System, at delivery conditions prevailing in ** is:

          US $ **

          (Dollars - ** ).

          The Amendment 14 A319 Propulsion System Base Price has been calculated from the reference price indicated by ** of US $ ** in accordance with delivery conditions prevailing in ** (the " ** Reference Price").

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          The ** Reference Price is subject to adjustment to the date of delivery of the Amendment 14 A319 Aircraft in accordance with the ** Propulsion System Price Revision Formula set forth in Exhibit I annexed hereto.

     A.3.4 Final Contract Price

          The Final Contract Price of Amendment 14 A319 Aircraft will be the sum of:

          (i)  ** ;

          (ii) ** ;

          (iii) ** ; and

          (iv) any other amount resulting from any other provisions of this Agreement as amended and/or any other written agreement between the Buyer and the Seller relating to the Amendment 14 A319 Aircraft and specifically making reference to the Final Contract Price of an Amendment 14 A319 Aircraft.

     A.4  Amendment 14 A319 Aircraft Predelivery Payments

          The Predelivery Payments for the Amendment 14 A319 Aircraft are as set forth in Paragraph 9 below.

     A.5  **

          See Paragraph 2.1C (iii) and (iv) above.

     A.6  Amendment 14 Firm A319 Aircraft Delivery Schedule

          The Amendment 14 A319 Aircraft Delivery Schedule is set forth in Paragraph 6 below.

     A.7  Amendment 14 A319 Aircraft Order Flexibility

          See Paragraph 2.1 C (ii) above and Paragraph 11 below.

     A.8  Amendment 14 A319 Aircraft Training and Product Support Matters

          Intentionally Left Blank

     A.9  **

          See Paragraph 2.1C (vii) above.

     A.10 **

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          Intentionally Left Blank

3-   AMENDMENT 14 A320 AIRCRAFT

3.1 The Amendment 14 A320 Aircraft will be deemed an Aircraft or an A320 Aircraft (as the context requires) but only for the purposes of the following provisions, exhibits and letter agreements described in Paragraphs 3.1 A, B and C below. The Amendment 14 A320 Propulsion System will be as defined in this Amendment.

     A.   Main Agreement Provisions Applicable to the Amendment 14 A320 Aircraft

          (i)  Clause 1, as amended by Amendment 3 and Amendment 7

          (ii) Subclauses 2.1 and 2.3

          (iii) Clause 3 (except that Subclause 3.2 is replaced by Paragraph 2 of Amendment 9 and such paragraph will be deemed to apply to the Amendment 14 A320 Aircraft)

          (iv) Subclauses 4.4 and 4.5

          (v)  Clauses 5, 6, 7 and 8

          (vi) Subclauses 9.3, 9.4, 9.5 (except the reference to Subclause 9.2 shall be deemed to be reference to the applicable Amendment 14 A320 Aircraft delivery schedule set forth in Paragraph 6.2 herein) and 9.6

          (vii) Clauses 10, 11, 12 and 13

          (viii) Clause 14, except that the first sentence of Subclause 14.5.1 is replaced by the following sentence: "Unless otherwise specifically stated, revision service will be offered ** ."

          (ix) Clause 15, ** .

          (x)  Clauses 16 and 17

          (xi) Clause 18 (except that reference to Clause 9 shall mean the Amendment 14 A320 Aircraft delivery schedule under this Amendment and that reference to Exhibits B1 and B2 shall mean The SSBFE mutually agreed by the partner, if any.

          (xii) Clauses 19, 20, 21 and 22

     B.   Exhibits to the Agreement Applicable to the Amendment 14 A320 Aircraft

          (i)  Exhibit B-4 of Amendment 7

          (ii) Exhibit C

          (iii) Exhibit F

          (iv) Exhibit G of Amendment 3 (for Amendment 14 A320 Aircraft with Amendment 7 A320 Propulsion System installed only).

          (v)  Exhibit H of Amendment 7

     C. Letter Agreements to the Agreement Applicable to the Amendment 14 A320 Aircraft

          (i) Letter Agreement No. 1, provided however, that the term "first Aircraft" as set forth in Subparagraph 5.2.5 and in Subparagraph 10.1

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               of Letter Agreement No. 1 will mean the first Aircraft delivered under the Agreement.

          (ii) Letter Agreement No. 2 to Amendment 7, Paragraph 5 only.

          (iii) Letter Agreement No. 3 to the Agreement, Paragraph 4 only.

          (iv) Letter Agreement No. 3 to Amendment No. 7 to the Agreement, as it applies to Amendment 7 A320 Aircraft.

          (v)  Paragraph 5 of Letter Agreement No. 5 excluding Subparagraph
               5.1.2.

          (vi) Letter Agreement No. 6, provided however that the references to Letter Agreements No. 2 and 3 in Paragraphs 5 and 6 of Letter Agreement No. 6 to the Agreement will be deemed to refer to Letter Agreement No. 3 to Amendment No. 7 and provided further that the words "after taking into account the provisions of Paragraph 5 of Letter Agreement 3 to the Agreement" at the end of Subparagraph 6.2 will be deleted.

          (vii) Letter Agreement No. 7.

          (viii) Letter Agreement No. 9, provided however, that, for the avoidance of doubt, (the terms Aircraft or A320 Aircraft as set forth therein will be deemed to include all A320 Aircraft firmly purchased under the Agreement, all A320 Additional Aircraft purchased under Amendment 3, all Amendment 7 A320 Aircraft, and on all Amendment 14 A320 Aircraft and (ii) the terms Airframe or A320 Airframe as set forth therein will be deemed to include the Airframe on all A320 Aircraft firmly purchased under the Agreement and on all A320 Additional Aircraft purchased under Amendment No. 3 to the Agreement and, all Amendment 7 A320 Aircraft and on all Amendment 14 A320 Aircraft.

3.2 The following specific additional provisions will apply to the Amendment 14 A320 Aircraft:

     A.1  Sale and Purchase

          Intentionally Left Blank

     A.2  Specification

          The Amendment 14 A320 Aircraft will be manufactured in accordance with the Latest Standard Specification, as may be modified from time to time, as set forth in Paragraph 2 of Amendment No. 9.

     A.3  Base Price

     A.3.1 Base Price of the Amendment 14 A320 Aircraft

          The "Base Price" of each Amendment 14 A320 Aircraft is the sum of:

          (i)  ** , and

          (ii) ** .

     A.3.2 Base Price of the Amendment 7 A320 Airframe

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     A.3.2.1 The Base Price of the Amendment 7 A320 Airframe, as forth in
          Paragraph 5.2.A.3.2.1 of Amendment 7 (excluding the Amendment 14 A320 Propulsion System), is:

          US $ **

          (Dollars - ** ).

     A.3.2.2 The Base Price of the Amendment 7 A320 Airframe is quoted in delivery conditions prevailing in ** . ** .

     A.3.3 Base Price of the Amendment 14 A320 Propulsion System

          The Base Price of the Amendment 14 A320 Propulsion System, at delivery conditions prevailing in ** is:

          US $ **

          (Dollars - ** ).

          The Amendment 14 A320 Propulsion System Base Price has been calculated from the reference price indicated by ** of US $ ** in accordance with delivery conditions prevailing in ** (the " ** Reference Price").

          The ** Reference Price is subject to adjustment to the date of delivery of the Amendment 14 A320 Aircraft in accordance with the ** Propulsion System Price Revision Formula set forth in Exhibit I annexed hereto.

     A.3.4 Final Contract Price

          The Final Contract Price of Amendment 14 A320 Aircraft will be the sum of:

          (i)  ** ;

          (ii) ** ;

          (iii) ** ; and

          (iv) any other amount resulting from any other provisions of this Agreement as amended and/or any other written agreement between the Buyer and the Seller relating to the Amendment 14 A320 Aircraft and specifically making reference to the Final Contract Price of an Amendment 14 A320 Aircraft.

     A.4  Amendment 14 A320 Aircraft Predelivery Payments

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          The Predelivery Payments for the Amendment 14 A320 Aircraft are as set
          forth in Paragraph 9 below.

     A.5  **

          See Paragraph 3.1C (iii) and (iv) above.

     A.6  Amendment 14 Firm A320 Aircraft Delivery Schedule

          The Amendment 14 A320 Aircraft Delivery Schedule is set for in Paragraph 6 below.

     A.7  Amendment 14 A320 Aircraft Order Flexibility

          See Paragraph 3.1C (iii) above and Paragraph 11 below.

     A.8  Amendment 14 A320 Aircraft Training and Product Support Matters

          Intentionally Left Blank

     A.9  **

          See Paragraph 3.1C (vii) above.

     A.10 **

          Intentionally Left Blank

4-   CONVERTED AMENDMENT 14 A321 AIRCRAFT

4.1 The Converted Amendment 14 A321 Aircraft will be deemed an Aircraft but only for the purposes of the following provisions, exhibits and letter agreements; provided however, in cases where the Agreement specifically refers to the A319 Aircraft in those provisions, such term will be deemed to also include the Converted Amendment 14 A321 Aircraft. The Converted Amendment 14 A321 Propulsion System will be as defined in this Amendment.

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     A.   Main Agreement Provisions Applicable to the Converted Amendment 14
          A321 Aircraft

          (i)  Clause 1, as amended by Amendment 3 and Amendment 7

          (ii) Subclauses 2.1 and 2.3

          (iii) Clause 3 (except that Subclause 3.2 is replaced by Paragraph 2 of Amendment 9 and such paragraph will be deemed to apply to the Converted Amendment 14 A321 Aircraft)

          (iv) Subclauses 4.4 and 4.5

          (v)  Clauses 5, 6, 7 and 8

          (vi) Subclauses 9.3, 9.4, 9.5 (except the reference to Subclause 9.1 therein shall be a deemed to include the applicable Converted Amendment 14 A321 Aircraft delivery schedule under this Amendment, if any) and 9.6

          (vii) Clauses 10, 11, 12 and 13

          (viii) Clause 14, except that the first sentence of Subclause 14.5.1 is replaced by the following sentence: "Unless otherwise specifically stated, revision service will be offered ** ."

          (ix) Clause 15, ** .

          (x)  Clauses 16 and 17

          (xi) Clause 18 (except that reference to Clause 9 shall mean the Converted Amendment 14 A321 Aircraft delivery schedule under this Amendment and that reference to Exhibits B1 and B2 shall mean Exhibit B-2 of Amendment No. 7.

          (xii) Clauses 19, 20, 21 and 22

     B. Exhibits to the Agreement Applicable to the Converted Amendment 14 A321 Aircraft

          (i)  Exhibit C

          (ii) Exhibit F

          (ii) Exhibit G of Amendment 3 (for Converted Amendment 14 A321 Aircraft with Amendment 7 A321 Propulsion System installed only)

          (iv) Exhibit H of Amendment 7

     C. Letter Agreements to the Agreement Applicable to the Converted Amendment 14 A321 Aircraft

          (i) Letter Agreement No. 1, provided however, that the term "First Aircraft" as set forth in Subparagraph 5.2.5 and in Subparagraph
               10.1 of Letter Agreement No. 1 will mean the first Aircraft delivered under the Agreement.

          (ii) Letter Agreement No. 2 to Amendment 7, Paragraph 5 only.

          (iii) Letter Agreement No. 3 to the Agreement, Paragraph 4 only.

          (iv) Letter Agreement No. 3 to Amendment No. 7 to the Agreement, as it applies to Amendment 7 A321 Aircraft.

          (v)  Paragraph 5 of Letter Agreement No. 5 excluding Subparagraph
               5.1.2.

          (vi) Paragraph 2 of Letter Agreement No. 5 to Amendment No. 7 to the Agreement.

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          (vii) Letter Agreement No. 6, provided however that the references to
               Letter Agreements No. 2 and 3 in Paragraphs 5 and 6 of Letter Agreement No. 6 will be deemed to refer to Letter Agreement No. 3 to Amendment No. 7 and provided further that the words "after taking into account the provisions of Paragraph 5 of Letter Agreement 3 to the Agreement" at the end of Subparagraph 6.2 will be deleted.

4.2 The following specific additional provisions will apply to the Converted Amendment 14 A321 Aircraft:

     A.1  Sale and Purchase

          Intentionally Left Blank

     A.2  Specification

          The Converted Amendment 14 A321 Aircraft will be manufactured in accordance with the Latest Standard Specification, as may be modified from time to time, as set forth in Paragraph 2 of Amendment No. 9.

     A.3  Base Price

     A.3.1 Base Price of the Converted Amendment 14 A321 Aircraft

          The "Base Price" of each Converted Amendment 14 A321 Aircraft is the sum of:

          (i)  ** , and

          (ii) ** .

     A.3.2 Base Price of the Amendment 7 A321 Airframe

     A.3.2.1 The Base Price of the Amendment 7 A321 Airframe, as forth in Paragraph 6.2.A.3.2.1 of Amendment 7 (excluding the Amendment 14 A321 Propulsion System), is:

          US $ **

          (Dollars - ** ).

     A.3.2.2 The Base Price of the Amendment 7 A321 Airframe is quoted in delivery conditions prevailing in ** . ** .

     A.3.3 Base Price of the Converted Amendment 14 A321 Propulsion System

          The Base Price of the Converted Amendment 14 A321 Propulsion System, at delivery conditions prevailing in ** is:

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          US $ **

          (Dollars - ** ).

          The Converted Amendment 14 A321 Propulsion System Base Price has been calculated from the reference price indicated by ** of US $ ** in accordance with delivery conditions prevailing in ** (the " ** Reference Price").

          The ** Reference Price is subject to adjustment to the date of delivery of the Converted Amendment 14 A321 Aircraft in accordance with the ** Propulsion System Price Revision Formula set forth in
          Exhibit I as annexed hereto.

     A.3.4 Final Contract Price

          The Final Contract Price of Converted Amendment 14 A321 Aircraft will be the sum of:

          (i)  ** ;

          (ii) ** ;

          (iii) ** ; and

          (iv) any other amount resulting from any other provisions of this Agreement as amended and/or any other written agreement between the Buyer and the Seller relating to the Converted Amendment 14 A321 Aircraft and specifically making reference to the Final Contract Price of an Converted Amendment 14 A321 Aircraft.

     A.4  Converted Amendment 14 A321 Aircraft Predelivery Payments

          The Predelivery Payments for the Converted Amendment 14 A321 Aircraft are as set forth in Paragraph 9 below.

     A.5  Converted Amendment 14 A321 Aircraft **

          See Paragraph 4.1C (iii) and (iv) above.

     A.6  Converted Amendment 14 A321 Aircraft Delivery Schedule

          Intentionally Left Blank.

     A.7  Converted Amendment 14 A321 Aircraft Order Flexibility

          Intentionally Left Blank

AWE  - A319/A320 - AMENDMENT NO. 14

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     A.8  Converted Amendment 14 A321 Aircraft Training and Product Support
          Matters

          See Paragraph 4.1C (v) and (vi) above.

     A.9  **

          ** .

     A.10 **

          ** .

5-   EXHIBITS

     For the purposes of the Amendment 14 Aircraft the following Exhibits, attached hereto, are incorporated into the Agreement and are applicable to the Amendment 14 Aircraft:

          Exhibit D-3  Seller Airframe Price Revision Formula

          Exhibit G-1  Certificate of Acceptance (for Amendment 14 A319
                       Aircraft, Amendment 14 A320 Aircraft and Converted Amendment 14 A321 Aircraft each of which with Amendment 14 A321 Propulsion System installed only)

          Exhibit I    **  Propulsion System Price Revision Formula

6-   DELIVERY

6.1 The table set forth as Paragraph 4.2.A.6 of the Agreement as restated in Amendment No. 9 is hereby canceled and replaced with the following table:

     QUOTE

     Delivery Schedule for Amendment 7 A319 Aircraft, Rescheduled A319 Aircraft and Amendment 14 A319 Aircraft

     ** .

AWE  - A319/A320 - AMENDMENT NO. 14

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

     For the purposes of this Amendment the Month of Delivery shown in the table below will be referred to as the "Scheduled Delivery Month" for such Aircraft.

                             Month of
         Aircraft            Delivery   Year   **
         --------            --------   ----   --
Amendment 7 A319 Aircraft       **       **    **
Amendment 7 A319 Aircraft       **       **    **
Amendment 7 A319 Aircraft       **       **    **
Amendment 7 A319 Aircraft       **       **    **
Amendment 7 A319 Aircraft       **       **    **
Amendment 14 A319 Aircraft      **       **    **
Rescheduled A319 Aircraft       **       **    **
Amendment 14 A319 Aircraft      **       **    **
Rescheduled A319 Aircraft       **       **    **
Amendment 14 A319 Aircraft      **       **    **
Amendment 14 A319 Aircraft      **       **    **
Amendment 14 A319 Aircraft      **       **    **
Rescheduled A319 Aircraft       **       **    **
Amendment 14 A319 Aircraft      **       **    **
Amendment 14 A319 Aircraft      **       **    **
Amendment 14 A319 Aircraft      **       **    **
Amendment 14 A319 Aircraft      **       **    **
Amendment 14 A319 Aircraft      **       **    **
Amendment 14 A319 Aircraft      **       **    **
Amendment 14 A319 Aircraft      **       **    **
Amendment 14 A319 Aircraft      **       **    **
Amendment 14 A319 Aircraft      **       **    **
Amendment 14 A319 Aircraft      **       **    **
Amendment 14 A319 Aircraft      **       **    **
Amendment 14 A319 Aircraft      **       **    **

     UNQUOTE

6.2 The table set forth as Paragraph 5.2.A.6 of the Agreement as restated in Amendment No. 9 is hereby canceled and replaced with the following table:

     QUOTE

     Delivery Schedule for Amendment 7 A320 Aircraft, Rescheduled A320 Aircraft and Amendment 14 A320 Aircraft

     **  .

AWE  - A319/A320 - AMENDMENT NO. 14

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

     For the purposes of this Amendment the Month of Delivery shown in the table below will be referred to as the "Scheduled Delivery Month" for such Aircraft.

                             Month of
         Aircraft            Delivery   Year   **
         --------            --------   ----   --
Amendment 7 A320 Aircraft       **       **    **
Amendment 7 A320 Aircraft       **       **    **
Rescheduled A320 Aircraft       **       **    **
Rescheduled A320 Aircraft       **       **    **
Rescheduled A320 Aircraft       **       **    **
Rescheduled A320 Aircraft       **       **    **
Rescheduled A320 Aircraft       **       **    **
Rescheduled A320 Aircraft       **       **    **
Rescheduled A320 Aircraft       **       **    **
Rescheduled A320 Aircraft       **       **    **
Amendment 14 A320 Aircraft      **       **    **
Amendment 14 A320 Aircraft      **       **    **

     UNQUOTE

7-   STANDARD SPECIFICATION

     The Standard Specification of the Amendment 14 Aircraft, any Converted Rescheduled Aircraft, and any Converted Amendment 14 Aircraft will be the same as set forth for the Rescheduled Aircraft subject to the provisions in paragraph 2 to Amendment 9.

8-   INITIAL PAYMENTS

8.1 Notwithstanding anything contrary in the Agreement, the Buyer will pay to the Seller and the Seller will be entitled to receive an amount equal to US $ ** (US dollars - ** ) on account of each Aircraft on firm order ** (the "Amendment 14 Initial Payment") in accordance with Paragraph 9.1(i) below.

8.2 The parties agree that by virtue of there being thirty (30) Aircraft on firm order as of the date of this Amendment, the Buyer will pay and the Seller is entitled to receive an Amendment 14 Initial Payment ** amount of US $ ** (US dollars - ** ).

8.3 The Seller acknowledges having received ** (US dollars - ** ) on account of the eleven (11) Rescheduled Aircraft pursuant to Paragraph 2 of Amendment No. 10 and ** (US dollars - ** ) pursuant to the Airbus A319/A320/A321 Purchase Agreement between AVSA and US Airways, Inc. ("USA") dated October 31, 1997 (the "USA Agreement") on account of the nineteen (19) Amendment 14 Aircraft ** (US dollars - ** ). Therefore, the Buyer shall pay to the Seller US $ ** (US dollars - ** ) ** .

AWE  - A319/A320 - AMENDMENT NO. 14

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

9-   PREDELIVERY PAYMENTS

9.1 The Buyer will make Predelivery Payments on each of the Amendment 14 A319 Aircraft, Amendment 14 A320 Aircraft, Converted Rescheduled A320 Aircraft, Converted Amendment 14 A320 Aircraft, Converted Rescheduled A321 Aircraft, Converted Amendment 14 A321 Aircraft, A318 Aircraft and Converted A318 Aircraft to the Seller as follows:

          (i)  ** ,

          (ii) ** ,

          (iii) ** , and

          (iv) ** .

9.2  All Predelivery Payments shall be paid in immediately available funds.

9.3 With respect to amounts due pursuant to Paragraph 9.1 (iv) with respect to any Aircraft, ** .

9.4  ** .

10-  AIRFRAME PRICE REVISION

     The Final Contract Price for each Rescheduled Aircraft, Amendment 14 Aircraft and Converted Amendment 14 Aircraft will be derived as provided in the Agreement, ** .

     **   .

   **        **        **        **
-------   -------   -------   -------
**   **   **   **   **   **   **   **
**   **   **   **   **   **   **   **
**   **   **   **   **   **   **   **
**   **   **   **   **   **   **   **
**   **   **   **   **   **   **   **
**   **   **   **   **   **   **   **
**   **   **   **   **   **   **   **
**   **   **   **   **   **   **   **
**   **   **   **   **   **   **   **
**   **   **   **   **   **   **   **
**   **   **   **   **   **   **   **
**   **   **   **   **   **   **   **

AWE  - A319/A320 - AMENDMENT NO. 14

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

11-  CONVERSION RIGHTS

11.1 ** .

11.2 ** .

11.3 ** .

11.4 ** .

11.5.1 ** .

11.5.2 ** .

11.5.3 ** .

11.5.4 ** .

11.5.5 ** .

12-  SIMULATOR 3

     The Buyer and Seller agree that according to the terms set forth in Paragraph 7 of Amendment 17 to the USA Agreement, the Buyer has certain obligations regarding Simulator 3 which will be discharged upon delivery by Seller to Buyer of all nineteen (19) Amendment 14 Aircraft.

13-  ENGINE PRICE REVISION FORMULAE

13.1 Exhibit E. The parties ** .

13.2 Exhibit I. Unless otherwise agreed between the parties ** .

14-  EFFECT OF THE AMENDMENT AND OTHER MATTERS

14.1 The execution of Amendment 17 to the USA Agreement will be a condition precedent to the effectiveness of this Amendment.

14.2 Upon effectiveness, the provisions of this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment; and this Amendment supersedes the letter agreement dated September 27, 2005, among the Buyer, USA and the Seller (as successor to AVSA, S.A.R.L.), relating, among other things, to the cancellation by the Buyer of certain Aircraft and to the cancellation by USA of certain USA Aircraft.

AWE  - A319/A320 - AMENDMENT NO. 14

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

14.3 Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

15-  GOVERNING LAW

     THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SUBPARAGRAPH 22.3 OF THE AGREEMENT.

     IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT OR TO THE AGREEMENTS CONTEMPLATED HEREIN.

16-  CONFIDENTIALITY

     The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment; provided, however that, following execution of this Amendment, Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

17-  COUNTERPARTS

     This Amendment may be signed in any number of separate counterparts. Each counterpart when signed and delivered (including counterparts delivered by facsimile transmission) will be an original, and the counterparts will together constitute one same instrument.

AWE  - A319/A320 - AMENDMENT NO. 14

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

          If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                        Very truly yours,

                                        AIRBUS S.A.S


                                        By: /s/ Christophe Mourey
                                            ------------------------------------
                                        Its: Senior Vice President Contracts


Accepted and Agreed,

AMERICA WEST AIRLINES, INC.


By: /s/ Tom Weir
    ------------------------------------
Its: Vice President and Treasurer

AWE  - A319/A320 - AMENDMENT NO. 14

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

                                                                     EXHIBIT D-3

                                 SELLER AIRFRAME
                             PRICE REVISION FORMULA

1    BASE PRICE

     The Base Price of the A320 Airframe for the Amendment 7 A320 Aircraft, Rescheduled A320 Aircraft, Amendment 14 A320 Aircraft and Converted Rescheduled A320 Aircraft; the Base Price of the A319 Airframe for the Amendment 7 A319 Aircraft, Rescheduled A319 Aircraft and the Amendment 14 A319 Aircraft; and the Base Price of the A321 Airframe for the Amendment 7 A321 Aircraft, Converted Amendment 14 A321 Aircraft and Converted Rescheduled A321 Aircraft are as set forth in the Agreement in ** .

2    BASE PERIOD

     The ** Prices of the applicable airframe are deemed to be established in accordance with the average economic conditions prevailing in ** , ** , ** and corresponding to a theoretical delivery in ** as defined by ** index values indicated in Paragraph 4 of this Exhibit D-3.

     This ** Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit D-3.

     ** index values indicated in Paragraph 4 herein will not be subject to any revision.

3    INDEXES

     Labor Index: ** .

     ** .

     ** .

     Material Index: ** .

     ** .

4    REVISION FORMULA

     **


USA/AWE - Exhibit D-3 Airframe PRF                                      Page 1/3

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                                                                     EXHIBIT D-3

                                 SELLER AIRFRAME
                             PRICE REVISION FORMULA

5    GENERAL PROVISIONS

5.1  Roundings

     The ** average and ** average will be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

     Each quotient shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

     The final factor will be rounded to the nearest ten-thousandth (4 decimals).

     The final price will be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2  Substitution of Indexes for Airframe Price Revision Formula

     If;


USA/AWE - Exhibit D-3 Airframe PRF                                      Page 2/3

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

                                                                     EXHIBIT D-3

                                 SELLER AIRFRAME
                             PRICE REVISION FORMULA

     (i) the United States Department of Labor substantially revises the methodology of calculation of the labor index ** or material index ** as used in this Exhibit, or

     (ii) the United States Department of Labor discontinues, either temporarily or permanently, such labor index ** or material index ** index, or

     (iii)the data samples used to calculate such labor index ** or material index ** are substantially changed;

     the Seller will select a substitute index for inclusion in the Airframe Price Revision Formula (the "Substitute Index").

     The Substitute Index will reflect as closely as possible the actual variance of the labor costs or of the material costs used in the calculation of the original labor index ** or material index ** as the case may be.

     As a result of the selection of the Substitute Index, Seller will make an appropriate adjustment to the Airframe Price Revision Formula to combine the successive utilization of the original labor index ** or material index ** (as the case may be) and of the Substitute Index.

5.3  Final Index Values

     The ** Prices as revised as of the Delivery Date of the applicable Aircraft will be final and will not be subject to further adjustments of any kind and for any reason to the applicable indexes as published at the date of applicable Aircraft delivery.


USA/AWE - Exhibit D-3 Airframe PRF                                      Page 3/3

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

                                                                     EXHIBIT G-1

                            CERTIFICATE OF ACCEPTANCE

In accordance with the terms of that certain Airbus A319/A320 Purchase Agreement (the "Purchase Agreement") dated as of September 12, 1997, as amended over time, between AVSA, S.A.R.L. ("AVSA") and America West Airlines, Inc. ("AWE"), the acceptance inspection relating to the Airbus A319 Aircraft or A320 Aircraft or A321 Aircraft, as applicable (the "Aircraft"), manufacturer's serial no. ______, FAA Registration No.: ____________, with two (2) ** series propulsion systems (for A319, A320 and A321 Aircraft) installed thereon, serial nos. _________ (position #1) and (position #2) has taken place at Hamburg, Germany (or Toulouse, France as applicable) on the _____ day of __________, _________.

In view of said inspection having been carried out with satisfactory results, and with any remaining discrepancies noted separately, AWE hereby accepts delivery of the Aircraft as being in conformity with the provisions of the Purchase Agreement, as amended.

This acceptance shall not impair the rights of AWE that derive from the warranties relating to the Aircraft set forth in the Purchase Agreement, as amended.

AWE specifically recognizes that it has waived any right it may have at law or otherwise to revoke this acceptance of the Aircraft.

                                        RECEIPT AND ACCEPTANCE OF THE
                                        ABOVE-DESCRIBED AIRCRAFT
                                        ACKNOWLEDGED

                                        America West Airlines, Inc.


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

AWE  - A319/A320 - PA

Exhibit G-1

**   Confidential Treatment Requested.

                                                                       EXHIBIT I

                                       **
                    PROPULSION SYSTEMS PRICE REVISION FORMULA
                               **SUBJECT TO ** **

1    REFERENCE PRICE

     The ** Reference Price for the Amendment 14 A319 Propulsion Systems is as quoted in Paragraph 2.2.A.3.3 of Amendment 14; the ** Reference Price for the Amendment 14 A320 Propulsion Systems is as quoted in Paragraph 3.2.A.3.3 of Amendment 14 and the ** Reference Price for the Converted Amendment 14 A321 Aircraft is as quoted in Paragraph 4.2.A.3.3of Amendment 14 (collectively, the "Reference Price").

     The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Paragraph 4 and 5 of this Exhibit I.

2    REFERENCE PERIOD

     The above Reference Price has been established in accordance with the economic conditions prevailing for a theoretical delivery in ** as defined by ** by the ** .

3    INDEXES

     Labor Index: ** .

     ** .

     Material Index: ** .


AWE  - A319/A320 PA - Amendment 14                                      Page 1/2

Exhibit I - CFMI - PRF

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

                                                                       EXHIBIT I

                                       **
                    PROPULSION SYSTEMS PRICE REVISION FORMULA
                               **SUBJECT TO ** **

4    REVISION FORMULA

     **

     In determining the revised Reference Price, the Material Index average ** shall be rounded to the nearest second decimal place and the Labor Index average ** shall be rounded to the nearest first decimal place. ** shall be rounded to the nearest second decimal place. The final factor (**) shall be raised to the next higher figure.

     If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the nearest third decimal place.

     After final computation ** shall be rounded to the nearest whole number (0.5 rounds to 1).

5    GENERAL PROVISIONS

5.1 The Reference Price as revised as of the Delivery Date of the Aircraft shall not be subject to any further adjustments in the indexes.

5.2 If the US Department of Labor substantially revises the methodology of calculation or discontinues any to these indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by ** , such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

     Appropriate revision of the formula shall be made to accomplish this result.

5.3 Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted due to increases in the costs of labor, and material which have occurred from the period represented by the applicable Reference Composite Price Index to the twelfth (12th) month prior to the Aircraft Delivery.

5.4  ** .


AWE  - A319/A320 PA - Amendment 14                                      Page 2/2

Exhibit I - CFMI - PRF

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